This is filed pursuant to Rule 497(e).
File Nos. 2-29901 and 811-1716.

(LOGO)                     ALLIANCEBERNSTEIN QUASAR FUND, INC.
----------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 2003
                   (as amended March 31, 2003)

----------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated March 31, 2003, for the AllianceBernstein Quasar Fund, Inc. (the "Fund") that offers the Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended September 30, 2002 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        Table Of Contents
                        -----------------
                                                             Page
                                                             ----

Description of the Fund....................................
Management of the Fund.....................................
Expenses of the Fund.......................................
Purchase of Shares.........................................
Redemption and Repurchase of Shares........................
Shareholder Services.......................................
Net Asset Value............................................
Dividends, Distributions and Taxes.........................
Portfolio Transactions.....................................
General Information........................................
Financial Statements and Report of Independent Auditors....
Appendix A:  Certain Employee Benefit Plans................  A-1

--------
(R): This registered service mark used under license from the owner, Alliance Capital L.P.

---------------------------------------------------------------

                     DESCRIPTION OF THE FUND
---------------------------------------------------------------

            The Fund is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective
--------------------

            The investment objective of the Fund is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Fund seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Fund is therefore not intended for investors whose principal objective is assured income or preservation of capital.

How The Fund Pursues Its Objective
----------------------------------

            Within this basic framework, the policy of the Fund is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

            It is the policy of the Fund to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance"), such investments are warranted to achieve the Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Fund may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or may hold its assets in cash.

            The Fund may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Fund's net assets may be invested in all such restricted or not readily marketable assets at any one time (excluding Rule 144A securities). Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

            The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Fund's Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission interpretation or position with respect to such type of securities.

            The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies, taken at cost, to exceed 25% of the value of the Fund's total assets.

Additional Investment Policies And Practices
--------------------------------------------

            The following additional investment policies supplement those set forth in the Prospectus.

            General. In seeking to attain its investment objective of growth of capital, the Fund will supplement customary investment practices by engaging in a broad range of investment techniques including short sales "against the box," writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Fund's portfolio and a greater expense than is customary for most investment companies. Consequently, the Fund is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital. No assurance can be given that the Fund will achieve its investment objective. However, by buying shares in the Fund an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Fund will be subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Fund shall at no time exceed 15% of the value of the net assets of the Fund, and of all cash and securities covering outstanding call options written or guaranteed by the Fund shall at no time exceed 15% of the value of the total assets of the Fund.

            There is also no assurance that the Fund will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Fund's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Fund's investment objective.

            Short Sales. The Fund may only make short sales of securities "against the box." A short sale is effected by selling a security which the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used by the Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. Gains or losses will be short- or long-term for federal income tax purposes depending upon the length of the period the securities are held by the Fund before closing out the short sales by delivery to the lender. The Fund may, in certain instances, realize short-term gain on short sales "against the box" by covering the short position through a subsequent purchase. Not more than 15% of the value of the Fund's net assets will be in deposits on short sales "against the box". Pursuant to the Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

            Puts and Calls. The Fund may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Fund may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Fund are exercised, the Fund will be obligated to sell stocks below the current market price.

            The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes".)

            Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Fund will not be sold unless the Fund at all times during the option period owns either
(a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

            The Fund will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund, which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund shall at no time exceed 10% of the Fund's total assets.

            The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

            In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

            As noted above, the Fund may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Fund may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Fund.

            Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

            Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

            Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

            The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission
("CFTC"). The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

            The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contacts.

            The Fund may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. The Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

            For more detailed description of stock index futures contracts, see Appendix B.

            Lending of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans are required to be secured continuously by collateral consisting of liquid assets maintained in an amount at least equal to the market value of the securities loaned. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. The Fund has the right to call such a loan and obtain the securities loaned or equivalent securities at any time on five days' notice. During the existence of a loan, the Fund will receive the income earned on investment of the collateral. Any such investment of collateral will be subject to the Fund's investment risks. The aggregate value of the securities loaned by the Fund may not exceed 33 1/3% of the value of the Fund's total assets (including collateral for any stock loaned).

            Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in or prevented from, selling the collateral for its benefit. The Adviser monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Fundamental Investment Policies
-------------------------------

            In addition to the investment objective and policies described above, the Fund has adopted certain fundamental investment policies which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (2) more than 50% of the outstanding shares of the Fund, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

            Briefly, these policies provide that the Fund may not:

                  (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations;

                  (ii) invest more than 25% of its total assets in any particular industry;

                  (iii) issue senior securities (except to the extent that securities lending may be considered senior securities) or borrow money, except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

                  (iv) purchase or sell real estate;

                  (v) participate on a joint or joint and several basis in any securities trading account;

                  (vi) invest in companies for the purpose of exercising control;

                  (vii) purchase or sell commodities or commodity contracts, except financial forward and futures contracts and options on such contracts;

                  (viii) write put options;

                  (ix) except as permitted in connection with short sales of securities "against the box" described under the heading "--Short Sales" above, make short sales of securities;

                  (x) make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed the making of a loan;

                  (xi) except as permitted in connection with short sales of securities or writing of call options, described under the headings "--Short Sales" and "--Puts and Calls" above, pledge, mortgage or hypothecate any of its assets; or

                  (xii) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

            In connection with the qualification or registration of the Fund's shares for sales under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, that it (i) will not invest more than 5% of its total assets in puts, calls, straddles, spreads or any combination thereof nor more than 2% of its net assets in puts or calls written by others; (ii) will not invest more than 5% of its net assets in warrants nor more than 2% of its net assets in unlisted warrants; (iii) will not invest in real estate (including limited partnership interests), excluding readily marketable securities or participations or other direct interests in oil, gas or other mineral leases, exploration or development programs; and (iv) will not purchase or retain the securities of any issuer if those officers and directors of the Fund or its Adviser owning individually more than 1/2 of 1% of such issuer together own more than 5% of the securities of such issuer.

---------------------------------------------------------------

                      MANAGEMENT OF THE FUND
---------------------------------------------------------------

Adviser
-------

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the Exchange in the form of units. As of December 31, 2002, Alliance Holding owned approximately 30.7% of the outstanding units of limited partnership interests in Alliance ("Alliance Units"). As of December 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned approximately 54.7% of the Alliance Units. AXA Financial is the wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.

            Under the Investment Advisory Contract, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

            The Adviser is, under the Investment Advisory Contract, responsible for the following expenses incurred by the
Fund: (i) the compensation of any of the Fund's directors, officers and employees who devote less than all of their time to its affairs and who devote part of their time to the affairs of the Adviser or its affiliates, (ii) expenses of computing the net asset value of the Fund's shares to the extent such computation is required under applicable Federal securities laws, (iii) expenses of office rental, and (iv) clerical and bookkeeping expenses.

            The Fund has, under the Investment Advisory Contract, assumed the obligation for payment of all of its other expenses as described in the Prospectus. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefor must be specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $134,000 in respect of such services during the fiscal year of the Fund ended September 30, 2002.

            For the services rendered by the Adviser under the Investment Advisory Contract, the Fund pays the Adviser a quarterly fee on the first business day of January, April, July and October equal to .25 of 1% (approximately 1% on an annualized basis) of the net assets of the Fund at the end of the preceding quarter. The advisory fees for the fiscal years of the Fund ended in 2000, 2001 and 2002, amounted to $13,554,246, $8,485,147 and
$5,744,209, respectively.

            The Investment Advisory Contract became effective on July 22, 1992. The Investment Advisory Contract was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Investment Advisory Contract or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Contract.

            The Investment Advisory Contract continues in force for successive twelve-month periods (computed from each October
1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons as defined in the 1940 Act of any such party. Most recently, the Investment Advisory Contract was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party, at a meeting called for that purpose and held on July 16-18, 2002.

            The Investment Advisory Contract is terminable without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to Alliance Capital Reserves, Alliance Government Reserves, Alliance Institutional Reserves, Inc., Alliance Municipal Trust, Alliance Variable Products Series Fund, Inc., AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers
----------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                   PORTFOLIOS IN  OTHER
NAME, ADDRESS,             PRINCIPAL OCCUPATION(S) FUND COMPLEX   DIRECTORSHIPS
AGE OF DIRECTOR            DURING PAST             OVERSEEN BY    HELD BY
(YEARS OF SERVICE*)        5 YEARS                 DIRECTOR       DIRECTOR
-------------------        -------                 --------       --------

INTERESTED DIRECTOR        President, Chief        114            None
John D. Carifa,** 58,      Operating Officer and
1345 Avenue of the         a Director of ACMC,
Americas,                  with which he has been
New York, NY  10105 (15)   associated since prior
                           to 1998.

DISINTERESTED DIRECTORS    Formerly an Executive   93             None
Ruth Block,#+ 72,          Vice President and the
P.O. Box 4623,             Chief Insurance
Stamford, CT 06903 (10)    Officer of The
                           Equitable Life
                           Assurance Society of
                           the United States;
                           Chairman and Chief
                           Executive Officer of
                           Evlico.  Formerly a
                           Director of Avon, BP
                           Amoco Corporation (oil
                           and gas), Ecolab, Inc.
                           (specialty chemicals),
                           Tandem Financial Group
                           and Donaldson, Lufkin
                           & Jenrette Securities
                           Corporation.

David H. Dievler,#+ 73,    Independent             98             None
P.O. Box 167,              consultant.  Until
Spring Lake, New Jersey    December 1994 he was
07762 (15)                 Senior Vice President
                           of ACMC responsible
                           for mutual fund
                           administration.  Prior
                           to joining ACMC in
                           1984 he was Chief
                           Financial Officer of
                           Eberstadt Asset
                           Management since
                           1968.  Prior to that
                           he was Senior Manager
                           at Price Waterhouse &
                           Co.  Member of
                           American Institute of
                           Certified Public
                           Accountants since 1953.

John H. Dobkin,#+ 61,      Consultant. He was      94             None
P.O. Box 12,               formerly a Senior
Annandale, New York 12504  Advisor from June 1999
(8)                        - June 2000 and
                           President of Historic
                           Hudson Valley
                           (December 1989 - May
                           1999). Previously,
                           Director of the
                           National Academy of
                           Design.  During
                           1988-92, he was
                           Director and Chairman
                           of the Audit Committee
                           of ACMC.

William H. Foulk, Jr., #+  Investment Adviser and  110            None
70, Suite 100              Independent
2 Sound View Dr.,          Consultant.  He was
Greenwich, Connecticut     formerly Senior
06830 (10)                 Manager of Barrett
                           Associates, Inc., a
                           registered investment
                           adviser, with which he
                           had been associated
                           since prior to 1998.
                           He was formerly Deputy
                           Comptroller of the
                           State of New York and,
                           prior thereto, Chief
                           Investment Officer of
                           the New York Bank for
                           Savings.

Clifford L. Michel,#+ 63,  Senior Counsel of the   93             Placer Dome,
15 St. Bernard's Road,     law firm of Cahill                     Inc.
Gladstone, New Jersey      Gordon & Reindel since
07934 (16)                 February 2001 and a
                           partner of that firm
                           for more than
                           twenty-five years
                           prior thereto.  He is
                           President and Chief
                           Executive Officer of
                           Wenonah Development
                           Company (investments)
                           and a Director of
                           Placer Dome, Inc.
                           (mining).

Donald J. Robinson,#+ 68,  Senior Counsel to the   92             None
98 Hell's Peak Road,       law firm of Orrick,
Weston, Vermont 05161 (6)  Herrington & Sutcliffe
                           LLP since prior to
                           1998. Formerly a senior
                           partner and a member
                           of the Executive
                           Committee of that firm.
                           He was also a member
                           and Chairman of the
                           Municipal Securities
                           Rulemaking Board
                           and a Trustee of the
                           Museum of the City of
                           New York.

----------------
*       There is no stated term of office for the Fund's Directors.
**      Mr. Carifa is an "interested person", as defined in the
        1940 Act, of the Fund because of an affiliation with Alliance.
#       Member of the Audit Committee.
+       Member of the Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Investment Advisory Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Contract. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Investment Advisory Contract, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Investment Advisory Contract provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Investment Advisory Contract. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Investment Advisory Contract without modification to its terms, including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                      AGGREGATE DOLLAR
                            DOLLAR RANGE              RANGE OF EQUITY
                            OF EQUITY                 SECURITIES IN THE
                            SECURITIES IN             ALLIANCEBERNSTEIN
                            THE FUND AS OF            FUND COMPLEX
                            DECEMBER 31, 2002         AS OF DECEMBER 31, 2002
                            -----------------         -----------------------

John D. Carifa              $10,001 - $50,000         Over $100,000
Ruth Block                  $10,001 - $50,000         Over $100,000
David H. Dievler            $10,001 - $50,000         Over $100,000
John H. Dobkin              $1 - $10,000              Over $100,000
William H. Foulk, Jr.       $1 - $10,000              Over $100,000
Clifford L. Michel          $50,001 - $100,000        Over $100,000
Donald J. Robinson          None                      Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*          POSITION(S) HELD      PRINCIPAL OCCUPATION
AND (AGE)                   WITH FUND             DURING PAST 5 YEARS
---------                   ---------             -------------------

John D. Carifa, (58)        Chairman and          See biography above.
                            President

Bruce K. Aronow, (36)       Senior Vice           Senior Vice President of
                            President             ACMC** since 1999.  Prior
                                                  thereto, he was a Vice
                                                  President at Invesco since
                                                  1998 and a Vice President at
                                                  LGT Asset management since
                                                  prior to 1998.

Thomas J. Bardong, (57)     Vice President        Senior Vice President of
                                                  ACMC,** with which he has
                                                  been associated since prior
                                                  to 1998.

Edmund P. Bergan, Jr., (52) Secretary             Senior Vice President and
                                                  General Counsel of
                                                  AllianceBernstein Investment
                                                  Research and Management,
                                                  Inc. ("ABIRM")** and AGIS,**
                                                  with which he has been
                                                  associated since prior to
                                                  1998.

Mark D. Gersten, (52)       Treasurer and Chief   Senior Vice President of
                            Financial Officer     AGIS** and Vice President of
                                                  ABIRM,** with which he has
                                                  been associated since prior
                                                  to 1998.

Vincent S. Noto, (38)       Controller            Vice President of AGIS,**
                                                  with which he has been
                                                  associated since prior to
                                                  1998.

Andrew L. Gangolf,(48)      Assistant Secretary   Senior Vice President
                                                  and Assistant General
                                                  Counsel of ABIRM,**
                                                  with which he has been
                                                  associated since prior
                                                  to 1998.

Domenick Pugliese, (41)     Assistant Secretary   Senior Vice President
                                                  and Assistant General
                                                  counsel of ABIRM,**
                                                  with which he has been
                                                  associated since prior
                                                  to 1998.

--------
     *    The address for each of the Fund's officers is 1345
          Avenue of the Americas, New York, NY 10105.
     **   ACMC, ABIRM, and AGIS are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended September 30, 2002, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                  Total Number
                                                   Total Number   of Investment
                                                   of Investment  Portfolios
                                                   Companies in   within the
                                                   the Alliance-  Alliance-
                                     Total         Bernstein      Bernstein
                                     Compensation  Fund Complex,  Fund Complex,
                                     from the      Including the  Including the
                                     Alliance-     Fund, as to    Fund, as to
                                     Bernstein     which the      which the
                      Aggregate      Fund Complex, Director is a  Director is a
Name of Director      Compensation   Including the Director or    Director or
of the Fund           from the Fund  Fund          Trustee        Trustee
----------------      -------------- ----          -------        -------

John D. Carifa        $-0-           $-0-             53           114
Ruth Block            $3,984         $192,600         43            93
David H. Dievler      $3,983         $246,238         48            98
John H. Dobkin        $3,993         $217,888         45            94
William H. Foulk, Jr. $3,993         $241,700         49           110
Clifford L. Michel    $3,984         $201,950         44            93
Donald J. Robinson    $3,984         $193,100         43            92

         As of January 10, 2003, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

---------------------------------------------------------------

                       EXPENSES OF THE FUND
---------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investment Research and Management, Inc., the Fund's principal underwriter (the "Principal Underwriter" or "ABIRM"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

            During the Fund's fiscal year ended September 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $632,465 which constituted .27% annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $984,035. Of the $1,616,500 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $2,690 was spent on advertising, $28,295 on the printing and mailing of prospectuses for persons other than current shareholders, $948,670 for compensation to broker-dealers and other financial intermediaries (including, $315,607 to the Fund's Principal Underwriter), $100,160 for compensation to sales personnel and $536,685 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During the Fund's fiscal year ended September 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $2,511,529, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $2,511,529 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $1,044 was spent on advertising, $6,670 on the printing and mailing of prospectuses for persons other than current shareholders, $834,058 for compensation to broker-dealers and other financial intermediaries (including, $94,969 to the Fund's Principal Underwriter), $28,771 for compensation to sales personnel, $114,249 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $607,990 was spent on interest on Class B shares financing and $918,777 was used to offset the distribution service fee paid in prior years.

            During the Fund's fiscal year ended September 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $599,775, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $81,071. Of the $680,846 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $349 was spent on advertising, $2,334 on the printing and mailing of prospectuses for persons other than current shareholders, $623,501 for compensation to broker-dealers and other financial intermediaries (including, $34,917 to the Fund's Principal Underwriter), $10,895 for compensation to sales personnel, $42,140 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $1,627 was spent on interest on Class C shares financing.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $23,608,654 (14.77% of the net assets of Class B) and $2,107,912
(5.66% of the net assets of Class C).

            The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, the Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 16-18, 2002.

            In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

            AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4TH Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended September 30, 2002, the Fund paid AGIS $2,191,744 pursuant to the Transfer Agency Agreement.

Code of Ethics
--------------

            The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

---------------------------------------------------------------

                        PURCHASE OF SHARES
---------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General
-------

            Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

            Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

            Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

            In order to open your account, the Fund, or your broker-dealer, agent or other financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer, agent or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Charter and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

            The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

            In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

            Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than those borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and the Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares (1)
------------------

--------------
(1) Advisor Class shares are sold to investors described above in this section under "Purchase of Shares--General.

            The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four- year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

            During the Fund's fiscal years ended in 2002, 2001 and 2000, the aggregate amount of underwriting commissions payable with respect to shares of the Fund were $201,642, $670,099 and $1,373,402, respectively. Of that amount, the Principal Underwriter received the amounts of $14,967, $106,550 and $-0-, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 2002, 2001 and 2000, the Principal Underwriter received contingent deferred sales charges of $10,863, $21,938 and $57,392, respectively, on Class A Shares, $428,163, $764,916 and $2,330,398, respectively, on Class B shares, and $12,118, $16,315 and $67,324, respectively, on Class C shares.

Class A Shares
--------------

            The public offering price of Class A shares, is the net asset value plus a sales charge, as set forth below.

                           Sales Charge
                           ------------

                                                             Discount or
                                                As % of      Commission to
                                  As % of Net   the Public   Dealers or Agents
                                  Amount        Offering     as % of Offering
Amount of Purchase                Invested      Price        Price
------------------                --------      -----        -----

Less than
  $100,000....................... 4.44%         4.25%        4.00%

$100,000 but
  less than $250,000............. 3.36          3.25         3.00

$250,000 but
  less than $500,000............  2.30          2.25         2.00

$500,000 but
  less than $1,000,000*.......... 1.78          1.75         1.50

-------------------
* There is no initial sales charge on transactions of $1,000,000 or more.

            With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay
(i) no initial sales charge (but may be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

            Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "AllianceBernstein Mutual Fund." Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Growth Fund
  -AllianceBernstein Conservative Investors Fund
  -AllianceBernstein Growth Investors Fund
Sanford C. Bernstein Fund, Inc.
  -U.S. Government Short Duration Portfolio
  -Short Duration Plus Portfolio
  -Intermediate Duration Portfolio
  -Short Duration New York Municipal Portfolio
  -Short Duration California Municipal Portfolio
  -Short Duration Diversified Municipal Portfolio
  -New York Municipal Portfolio
  -California Municipal Portfolio
  -Diversified Municipal Portfolio
  -Tax-Managed International Value Portfolio
  -International Value II Portfolio
  -Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.
  -Bernstein Intermediate Duration Institutional Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

            Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)      the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

                  (iii)    the net asset value of all shares
                           described in paragraph (ii) owned by
                           another shareholder eligible to
                           combine his or her purchase with that
                           of the investor into a single
                           "purchase" (see above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

            Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

            Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

            Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other AllianceBernstein Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

            Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Adviser (other than the Adviser's Bernstein unit) or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);
(iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons who were shareholders of the Fund before the commencement of sales of shares of the Fund subject to a sales charge; (vi) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediaries and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored nonqualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares
--------------

            Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                        Contingent Deferred
                                        Sales Charge as a %
                                        of Dollar Amount
Years Since Purchase                    Subject to Charge
--------------------                    -----------------

First                                         4.0%
Second                                        3.0%
Third                                         2.0%
Fourth                                        1.0%
Fifth and thereafter                          None

            In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

            The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

            Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

            The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

            Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

            The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

---------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES
---------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption
----------

            Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of the Fund for which no stock certificates have been issued, the registering owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

            To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

            Telephone Redemptions - General. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

            The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

---------------------------------------------------------------

                       SHAREHOLDER SERVICES
---------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program
----------------------------

            Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

            None of the AllianceBernstein Mutual Funds nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Retirement Plans
----------------

            The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other AllianceBernstein Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this SAI, or write to:

                  Alliance Global Investor Services, Inc.
                  Retirement Plans
                  P.O. Box 786003
                  San Antonio, Texas 78278-6003

            Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

            Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

            Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

            403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

            The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with the Fund.

            Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS.

Dividend Reinvestment Program
-----------------------------

            Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial or contingent deferred sales charge will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

            A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other AllianceBernstein Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares-- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

            Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

            With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports
----------------------

            Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

---------------------------------------------------------------

                         NET ASSET VALUE
---------------------------------------------------------------

            The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following procedures.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

            (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

            (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges or traded on The Nasdaq Stock Market, Inc.
("NASDAQ") are valued in accordance with paragraph (a) above;

            (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

            (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

            (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

            (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

            (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

            (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

---------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES
---------------------------------------------------------------

            Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or reinvested in additional full or fractional shares of the same class of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or full or fractional shares is made at the time the shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

General
-------

            The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to their particular situation.

            Dividends of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to the Fund's dividends of net investment income and distributions of net realized short-term capital gains. The amount of such dividends and distributions eligible for the dividends-received deduction is limited to the amount of qualifying dividends from domestic corporations received by the Fund during the taxable year. Under provisions of the tax law, a corporate shareholder's dividends received deduction will be disallowed unless the shareholder holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

            Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gain are not eligible for the dividends received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above.

            Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's common stock.

            Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            The Fund generally will be required to withhold tax at the rate of 30% with respect to distributions payable to a non-corporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

Foreign Tax Credits
-------------------

            Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

            The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

            The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. citizens or residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

            For federal income tax purposes, when equity call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price of the underlying stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

---------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS
---------------------------------------------------------------

            Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

            The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

            The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            During the fiscal years ended September 30, 2002, 2001 and 2000, the Fund incurred brokerage commissions amounting in the aggregate to $2,157,887, $1,729,013 and $5,108,394, respectively. During the fiscal years ended September 30, 2002, 2001 and 2000, brokerage commissions amounting in the aggregate to $13,928, $-0- and $23,965, respectively, were paid to SCB &
Co. During the fiscal year ended September 30, 2002, the brokerage commissions paid to SCB & Co. constituted .65% of the Fund's aggregate brokerage commissions. During the fiscal year ended September 30, 2002, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, ..54% were effected through SCB & Co. During the fiscal year ended September 30, 2002, transactions in portfolio securities of the Fund aggregating $1,342,806,429 with associated brokerage commissions of approximately $876,748 were allocated to persons or firms supplying research services to the Fund or the Adviser.

---------------------------------------------------------------

                       GENERAL INFORMATION
---------------------------------------------------------------

Capitalization
--------------

            The Fund was originally organized under the name
Quasar Associates, Inc. as a Delaware corporation on August 5,
1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance
Quasar Fund, Inc." The name of the Fund was changed to "AllianceBernstein Quasar Fund, Inc." on March 31, 2003.

            The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.002 per share.

            All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

            At the close of business on January 10, 2003 there were 11,656,837 Class A shares, 12,871,674 Class B shares, 2,981,422 Class C shares and 595,152 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of January 10, 2003:

                                            No. of Shares
Name and Address                            of Class         % of Class
----------------                            --------         ----------

CLASS A
-------

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (973N3)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486                 2,473,795           21.22%


CLASS B
-------

Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2483                     1,020,101            7.93%

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (976X1)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486                 2,390,929           18.58%


Class C
-------

Salomon Smith Barney
House Account
333 W. 34th Street, Floor 3
New York, NY 10001-2483                       223,101            7.48%

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97BG2)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486                   932,248           31.27%


Advisor Class
-------------

Merrill Lynch
Mutual Fund Administration(97LS2)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486                   201,052           33.78%

Joanne B. Chope Ttee
Joanne B. Chope
Common Investment Trust-Delaware
P.O. Box 869
Osterville, MA 02655-0869                      36,647            6.16%

Charles Schwab & Co.
For the Exclusive Benefit of
Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122                   31,622            5.31%

Salomon Smith Barney Inc.
00109801250
333 West 34th Street, 3rd Floor
New York, NY 10001-2483                        63,536           10.68%

Custodian
---------

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York.

Independent Auditors
--------------------

            Ernst & Young LLP, 5 Times Square, New York, New
York, 10036, has been appointed as independent auditors for the Fund.

Performance Information
-----------------------

            From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one, five and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

            Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class"). For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

            Returns shown in the table, for the one-, five- and ten-year periods ended September 30, 2002 (or since inception through that date, as noted), reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

                                      Year             Five Years    Ten Years
                                      Ended            Ended         Ended
                                      9/30/02          9/30/02       9/30/02
                                      -------          -------       -------

Class A     Return Before Taxes       (21.39)%         (12.64)%       4.33%

            Return After Taxes
            on Distributions          (21.39)%         (13.77)%       1.63%

            Return After Taxes
            on Distributions
            and Sale of Fund
            Shares                    (13.13)%         (9.64)%        2.72%

Class B     Return Before Taxes       (21.82)%         (12.56)%       4.13%

Class C     Return Before Taxes       (19.43)%         (12.56)%       3.06%*

Advisor     Return Before Taxes       (17.68)%         (11.59)%      (5.91)%*
  Class

*Inception Dates:  Class C - May 3, 1993
                   Advisor Class - October 2, 1996

            The Fund's returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return and after-tax return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

            Advertisements quoting performance ratings of the Fund as measured by financial publications or independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers or magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "small company growth."

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

---------------------------------------------------------------

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
---------------------------------------------------------------

            The financial statements of the Fund for the year ended September 30, 2002 and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to its annual report. This filing was made with the SEC pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report was filed on December 4, 2002. It is available without charge upon request by calling AGIS at (800) 227-4618.

------------------------------------------------------------

                           APPENDIX A:

                  CERTAIN EMPLOYEE BENEFIT PLANS
------------------------------------------------------------

            Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

        (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of (x) the employees eligible to participate in the plan and
               (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

        (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

               For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, AllianceBernstein Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

            Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

            Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

-----------------------------------------------------------------

                           APPENDIX B:

                 FUTURES CONTRACTS AND OPTIONS ON
             FUTURES CONTRACTS AND FOREIGN CURRENCIES
-----------------------------------------------------------------

FUTURES CONTRACTS

            The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

            The purpose of the acquisition or sale of a futures contract may be to attempt to protect the Fund from fluctuations in foreign exchange rates without actually buying or selling foreign currencies. For example, if an exchange rate were expected to decrease, thereby making a foreign currency less expensive, the Fund might enter into futures contracts for the sale of the currency. Such a sale would have much the same effect as selling an equivalent value of the currency. If exchange rates did decrease, the value of the securities denominated in the particular currency in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

            By establishing an appropriate "short" position in index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities, are acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

            In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of exchange rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of a change in exchange rates which would adversely affect the values of securities held in its portfolio and exchange rates instead move in the opposite direction, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

            The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

            Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

            Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

OPTIONS ON FUTURES CONTRACTS

            The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to increasing exchange rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The Fund will not write "uncovered" options on futures contracts.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund against the risk of rising interest rates.

            Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of call, or a short futures position in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its futures margin account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

            Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

            If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

            While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS AND
FORWARD CONTRACTS

            Unlike transactions entered into by the Fund in futures contracts, forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers.

            In addition, futures contracts, options on futures contracts and forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.



00250.0150 #392493v2